NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT (THE “AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

STOCK OPTION AGREEMENT

For U.S. Persons

This AGREEMENT is entered into as of the 22nd day of November, 2007 (the “Date of Grant”).

BETWEEN:

SOUTHERN STAR ENERGY INC., with an office at 115 – 110 Cypress Station Drive, Houston, Texas 77090 (the ”Company”)

AND:

SIERRA PINE RESOURCES INTERNATIONAL, INC., with an office at 3118 Ivy Falls, Houston, Texas 77068 (the “Optionee”)

WHEREAS:

A.                          The Company’s board of directors (the “Board”) has approved a Stock Option Plan (the ”Plan”), whereby the Board is authorized to grant stock options to purchase common shares of the Company pursuant to the Plan to the directors, officers, employees, management company employees and consultants of the Company;

B.                          The Optionee has been appointed as a consultant of the Company and has entered into a Services Agreement dated November 22, 2007 (the “Services Agreement”) with the Company, pursuant to which the Optionee will provide the consulting services as set out in the Services Agreement (the “Services”); and

C.                          The Company seeks to grant stock options to purchase a total of SEVEN HUNDRED FIFTY THOUSAND (750,000) shares of Common Stock to the Optionee as an incentive for the provision of the Services.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

1.1                         In this Agreement, the following terms shall have the following meanings:

(a)	“Change of Control Event” means the occurrence of any one of the events set out in (i) to (iii) below:

(i)

the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) of beneficial ownership of 30% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors,

(ii)

the approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company in which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or

(iii)	a liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

In the case of the occurrence of any of the events set forth in this Section 1.1(a), a Change of Control Event shall be deemed to occur immediately prior to the occurrence of any such events. An event shall not constitute a Change of Control Event if its sole purpose is to change the jurisdiction of the Company’s organization or to create a holding company, partnership or trust that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such event. Additionally, a Change of Control Event will not be deemed to have occurred, with respect to the Optionee, if the Optionee is part of a purchasing group that consummates the Change of Control Event;

(b)	“Common Stock” means the shares of common stock of the Company;
(c)	“Exercise Payment” means the amount of money equal to the Exercise Price multiplied by the number of Optioned Shares specified in the Notice of Exercise;
(d)	“Exercise Price” means $1.09;
(e)	“Expiry Date” means November 22, 2011;
(f)

“Notice of Exercise” means a notice in writing addressed to the Company at its address first recited (or such other address of the Company as may from time to time be notified to the Optionee in writing), substantially in the form attached as Schedule B hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(g)

“Options” means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 1.2 of this Agreement;

(h)	“Optioned Shares” means the shares of Common Stock, subject to the Options;

(i)	“Securities” means, collectively, the Options and the Optioned Shares;
(j)	“Shareholders” means holders of record of the shares of Common Stock;
(k)	“U.S. Person” shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States; and
(l)	“Vested Options” means the Options that have vested in accordance with Section 1.3 of this Agreement.

1.2                         The Company hereby grants to the Optionee, on the terms and conditions set out in this Agreement and in the Plan, Options to purchase a total of SEVEN HUNDRED FIFTY THOUSAND (750,000) Optioned Shares at the Exercise Price.

1.3                         The SEVEN HUNDRED FIFTY THOUSAND (750,000) Options shall vest in accordance with the following schedule:

(a)	TWO HUNDRED FIFTY THOUSAND (250,000) Options shall vest on the first anniversary of the Date of Grant;
(b)	TWO HUNDRED FIFTY THOUSAND (250,000) Options shall vest on the second anniversary of the Date of Grant; and
(c)	TWO HUNDRED FIFTY THOUSAND (250,000) Options shall vest on the third anniversary of the Date of Grant.

1.4                         The Options shall, at 5:00 p.m. (Houston time) on the Expiry Date, expire and be of no further force or effect whatsoever.

1.5                         Vested Options shall terminate, to the extent not previously exercised, in accordance with Section 5(g) of the Plan. Unless the Company undergoes a Change of Control Event, as defined herein, each unvested Option granted pursuant hereto shall terminate immediately upon termination of or resignation from the Optionee’s employment or contractual relationship with the Company for any reason whatsoever. Upon a Change of Control Event, each unvested Option will immediately vest.

1.6                         Subject to the provisions of this Agreement and the Plan and subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination; provided, however, that if the Optionee is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 with respect to the Common Stock, the Optionee shall be precluded from selling, transferring or otherwise disposing of any Common Stock underlying any Options during the six (6) months immediately following the grant of that Option. If less than all of the shares included in the vested portion of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date. Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Options covers less than one (1) share, it is unexercisable.

Each exercise of the Options shall be by means of delivery of a Notice of Exercise (which may be in the form attached hereto as Schedule B) to the President of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in cash by certified check or cashier’s check in the amount of the full exercise price for the Common Stock to be purchased. In addition to payment in cash by certified check or cashier’s check, an Optionee or transferee of the Options may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(a)

by delivering a properly executed Notice of Exercise together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Stock and deliver directly to the Company the amount of sale or margin loan proceeds to pay the exercise price; or

(b)	by complying with any other payment mechanism approved by the Board at the time of exercise.

It is a condition precedent to the issuance of Optioned Shares that the Optionee execute and/or deliver to the Company all documents and withholding taxes required in accordance with applicable laws.

1.7                         Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement.

1.8                         Reference is made to the Plan and the Services Agreement for particulars of the rights and obligations of the Optionee and the Company in respect of:

(a)	the terms and conditions on which the Options are granted; and
(b)	a consolidation or subdivision of the Company’s share capital or an amalgamation or merger;

all to the same effect as if the provisions of the Plan were set out in this Agreement and to all of which the Optionee assents.

1.9                         The terms of the Options are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies among this Agreement, the Services Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan.

2.	Documents Required from Optionee

2.1                         The Optionee must complete, sign and return an executed copy of this Agreement to the Company and a duly executed Accredited Investor Questionnaire attached hereto as Schedule A.

2.2                         The Optionee shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

3.	Acknowledgements of the Optionee

3.1                         The Optionee acknowledges and agrees that:

(a)	the Optionee is an “Accredited Investor” as defined in Regulation D of the 1933 Act;
(b)

the Securities have not been registered under the 1933 Act or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(c)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(d)

the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of publicly available information regarding the Company available on the website of the United States Securities and Exchange Commission (the “SEC”) available at www.sec.gov (the “Company Information”);

(e)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Optionee contained in this Agreement, and the Optionee will hold harmless the Company from any loss or damage it may suffer as a result of the Optionee’s failure to correctly complete this Agreement;

(f)

the Optionee has been advised to consult its own legal, tax and other advisors with respect to the merits and risks regarding the exercise of the Options and the issuance of the Optioned Shares and with respect to applicable resale restrictions and it is solely responsible (and the Company is in any way responsible) for compliance with applicable resale restrictions;

(g)

the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Optionee that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company’s common stock on the OTC Bulletin Board;

(h)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;
(i)	no documents in connection with this Agreement have been reviewed by the SEC or any state securities administrators;
(j)	there is no government or other insurance covering any of the Securities; and
(k)	this Agreement is not enforceable by the Optionee unless it has been accepted by the Company.
4.	Representations, Warranties and Covenants of the Optionee

4.1                         The Optionee hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

(a)	the Optionee is an “Accredited Investor” as defined in Regulation D of the 1933 Act;

(b)	the Optionee is a U.S. Person;
(c)	the Optionee has received and carefully read this Agreement;
(d)

the Optionee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Optionee is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Optionee;

(e)

the Optionee (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(f)	all information contained in this Agreement is complete and accurate and may be relied upon by the Company;
(g)

the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Optionee is providing evidence of such knowledge and experience in these matters through the information requested in this Agreement;

(h)

the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company;

(i)	the Optionee is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;
(j)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Optionee, or of any agreement, written or oral, to which the Optionee may be a party or by which the Optionee is or may be bound;

(k)	the Optionee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Optionee enforceable against the Optionee;
(l)

the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Optionee is providing evidence of such knowledge and experience in these matters through the information requested in this Agreement;

(m)

the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company;

(n)

the Optionee is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Optionee has not subdivided his interest in the Securities with any other person;

(o)

the Optionee is not an underwriter of, or dealer in, the shares of the Company’s common stock, nor is the Optionee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(p)

the Optionee has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Optionee’s decision to acquire the Securities;

(q)

if the Optionee is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the Optionee has sole investment discretion with respect to each such account, and the Optionee has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(r)

the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(s)	no person has made to the Optionee any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities,
(ii)	that any person will refund the purchase price of any of the Securities,
(iii)	as to the future price or value of any of the Securities, or
(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company’s common stock on the OTC Bulletin Board; and

(t)

In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of this Agreement includes any person in the United States.

5.	Acknowledgement and Waiver

5.1                         The Optionee has acknowledged that the decision to enter into this Agreement was solely made on the basis of publicly available information contained in the Company Information. The Optionee hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Optionee might be entitled in connection with the distribution of any of the Securities.

6.	British Columbia Resale Restriction

6.1          The Optionee acknowledges that the Securities are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the Securities Act (British Columbia) (the “B.C. Act”) and the rules made thereunder.

6.2          Pursuant to Multilateral Instrument 45-102, as adopted by the British Columbia Securities Commission, a subsequent trade in the Securities will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the B.C. Act) unless certain conditions are met, which conditions include a hold period (the ”Canadian Hold Period”) that shall have elapsed from the date on which the Securities were issued to the Optionee and, during the currency of the Canadian Hold Period, any certificate representing the Securities is to be imprinted with a restrictive legend (the “Canadian Legend”).

6.3          By executing and delivering this Agreement, the Optionee will have directed the Company not to include the Canadian Legend on any certificates representing the Securities to be issued to the Optionee. As a consequence, the Optionee will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in any of the Securities during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

7.	Legending of Subject Securities

7.1                         The Optionee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

7.2                         The Optionee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

8.	Costs

8.1                         The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

9.	Governing Law

9.1                         This Agreement is exclusively governed by the laws of the State of Texas and the federal laws of the United States applicable therein. The Optionee irrevocably and exclusively attorns to the jurisdiction of the courts of the State of Texas.

10.	Survival

10.1                      This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the exercise of the Options and the corresponding acquisition of the shares underlying the Options by the Optionee pursuant hereto.

11.	Assignment

11.1                         This Agreement is not transferable or assignable.

12.	Counterparts and Electronic Means

12.1                      This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

13.	Currency

13.1                      Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

14.	Severability

14.1                      The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

15.	Entire Agreement

15.1                      Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement supersedes all prior and contemporaneous oral and written statements and representations and contains the entire agreement between the parties with respect to the Securities.

16.	Effectiveness

16.1                      This Agreement shall be deemed to be effective following the delivery by the Optionee to the Company of two fully executed copies of this Agreement.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

SOUTHERN STAR ENERGY INC.

By:	/s/ Eric Boehnke
Authorized Signatory

SIERRA PINE RESOURCES INTERNATIONAL, INC.

Per:	/s/ Bruce Ganer
Authorized Signatory

SCHEDULE A

U.S. ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement.

This US Questionnaire is for use by the Optionee who is acquiring Options of SOUTHERN STAR ENERGY INC. (the "Company"). The purpose of this US Questionnaire is to assure the Company that the Optionee will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this US Questionnaire for the purposes of such determination.

The Optionee covenants, represents and warrants to the Company that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Optionee satisfies.)

______ Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000.

______ Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000.
______ Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

______ Category 4

A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

2

______ Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).
______ Category 6	A director or executive officer of the Company.
______ Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

______ Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that the Optionee claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Optionee’s status as an Accredited Investor.

If the Optionee is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

_____________________________________________________________________________________

The Optionee hereby certifies that the information contained in this US Questionnaire is complete and accurate and the Optionee will notify the Company promptly of any change in any such information. If this US Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Optionee represents that it has the authority to execute and deliver this US Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this US Questionnaire as of the ___ day of _______________, 2007.

If a Corporation, Partnership or Other Entity:	If an Individual:
_________________________________ Print of Type Name of Entity _________________________________ Signature of Authorized Signatory _________________________________ Type of Entity	_________________________________ Signature _________________________________ Print or Type Name _________________________________ Social Security/Tax I.D. No. (if applicable)

SCHEDULE B

TO:	Southern Star Energy Inc.

307 – 1178 Hamilton Street

Vancouver, British Columbia V6B 2S2

Notice of Exercise

This Notice of Exercise shall constitute proper notice pursuant to Section 1.6 of the Stock Option Agreement dated as of November 22, 2007 (the “Agreement”), between the Company and the undersigned. The undersigned hereby elects to exercise Optionee’s option to purchase __________________ shares of the common stock of the Company at a price of $1.09 per share, for aggregate consideration of $____________, on the terms and conditions set forth in the Agreement. Such aggregate consideration, in the form specified in Section 1.6 of the Agreement, accompanies this notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

Telephone Number

DATED at ____________________________________, the _______ day of______________, _______.

_________________________________

(Name of Optionee – Please type or print)

_________________________________

(Signature and, if applicable, Office)

_________________________________

(Address of Optionee)

_________________________________

(City, State, and Zip Code of Optionee)

_________________________________

(Fax Number)

CW1539208.1